 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03:    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.
On October 27, 2021, the Board of Directors (the “Board”) of Westwood Holdings Group, Inc. (the “Company”) adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), in order to amend and restate the Company’s previous Amended and Restated Bylaws, dated April 19, 2012, as amended on February 23, 2017 and February 21, 2019. The changes effected by the Amended and Restated Bylaws include, without limitation, the following:
•adoption of a majority voting standard for uncontested director elections, with plurality voting to continue to apply in any contested director elections;
•adoption of a director resignation policy for incumbent directors who do not receive a majority of the votes cast in an uncontested election;
•adoption of advance notice requirements for nominations and proposals to be made by stockholders at stockholder meetings;
•elaboration of the circumstances under which stockholder meetings may be postponed, delayed or adjourned;
•elaboration of the powers of the Board and the chair of a stockholder meeting to regulate conduct at stockholder meetings;
•outlining Board procedures in the event of an emergency;
•expressly permitting stockholder meetings to be held solely by means of remote communication; and
•allowing for special meetings of the Board to be called on less than 24 hours’ notice in exigent circumstances.
The Amended and Restated Bylaws are effective October 27, 2021. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Furthermore, the Board resolved to present at the 2022 Annual Meeting of Stockholders proposals to eliminate two supermajority voting requirements provided for in the Company’s Amended and Restated Certificate of Incorporation (the “Charter). Generally, the Charter provides that the affirmative vote of two-thirds of the voting power of the shares of Company entitled to vote generally in the election of directors is required to amend (1) certain provisions of the Charter and (2) any bylaws of the Company, and the Board resolved to request stockholders to approve Charter amendments that would reduce these voting standards to a majority standard.

ITEM 9.01:    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit Number                    Description

3.1    Amended and Restated Bylaws of Westwood Holdings Group, Inc., effective October 27, 2021.
104    Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2021

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Julie K. Gerron
Julie K. Gerron
General Counsel, Chief Commercial Officer and Corporate Secretary